                                                              Exhibit 10(b)

                                        As adopted by the Board of
                                        Directors of The Advest Group,
                                        Inc. on September 26, 1996

                            FIRST AMENDMENT TO
                         THE NON-EMPLOYEE DIRECTOR
                             STOCK OPTION PLAN

                    Effective as of September 26, 1996

    The Advest Group, Inc. 1994 Non-Employee Director Stock Option Plan (the "Plan") is hereby amended, effective for all grants after the date hereof, to substitute "2,500 Shares" for "1,500 Shares" in each place where it appears.

    In other respects, the Plan will continue in full force and effect.





                                        As adopted by the Board of
                                        Directors of The Advest Group, Inc.
                                        on March 13, 1997

                            SECOND AMENDMENT TO
                         THE NON-EMPLOYEE DIRECTOR
                             STOCK OPTION PLAN

                      Effective as of March 13, 1997

     Section 3 of The Advest Group, Inc. 1994 Non-Employee Director Stock Option Plan (the "Plan") is hereby amended by deleting the first sentence thereof and substituting the following: "100,000 in the aggregate of the authorized but unissued shares of the Company's common stock, $.01 par value per share (the "Shares") and/or treasury shares shall be reserved for the issuance upon the exercise of Options; provided, that no more than 50,000 of such shares will be authorized but unissued shares of the Company's common stock, and the remainder will be treasury shares."

    In other respects, the Plan will continue in full force and effect.

                                        As adopted by the Board of
                                        Directors of The Advest Group,
                                        Inc. on November 20, 1997

                            THIRD AMENDMENT TO
                         THE NON-EMPLOYEE DIRECTOR
                             STOCK OPTION PLAN

                     Effective as of November 20, 1997


     Section 11(b) of The Advest Group, Inc. 1994 Non-Employee Director Stock Option Plan (the "Plan") is hereby amended by inserting the phrase "or other Departures" after "Disability or Death" in the heading of that Section.

     Section 11(b) is further amended by inserting the following additional sentence at the end thereof: "If a Participant's service as Director is terminated for any other reason, other than voluntary resignation or failure to stand for reelection, any outstanding options shall immediately become exercisable and the Participant shall have the right to exercise any outstanding Option for a three month period following the termination of the Participant's service.

    In other respects, the Plan will continue in full force and effect.











                                   -74-